Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment no. 2 to the annual report of Robogroup T.E.K. Ltd (the “Company”) on Form 20-F/A for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hanan Eibushitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

        (1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Hanan Eibushitz* —————————————— Hanan Eibushitz Chief Financial Officer

August 29, 2005

*The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.